Prospectus supplement dated February 18, 2020
to the following prospectus(es):
NLIC Options Plus, NLIC Options Premier and M&T All American dated May 1, 2019
Marathon VUL, Future Executive VUL and Next Generation Corporate Variable Universal Life dated May 1, 2009
Nationwide Options Select - New York, Nationwide Options Select – NLAIC, BOA TruAccord Variable Annuity, NLIC Survivor Options Elite, NLIC Survivor Options Premier, NLAIC Survivor Options Premier and NLAIC Options Premier dated May 1, 2008
NLAIC Options VL dated May 1, 2002
NLIC Special Product, NLIC Survivor Options Plus and NLAIC Survivor Options VL dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held December 9-11, 2019, the Board of Trustees of Invesco Funds approved an Agreement and Plan of Reorganization (the "Plan") under which Invesco – Invesco V.I. Mid Cap Growth Fund (the "Merging Fund") will transfer all of its assets and liabilities to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the "Acquiring Fund"). The merger will be effective on or about April 30, 2020 (the "Effective Date").
As a result of the merger, as of the Effective Date, the following changes apply to the contract:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•	the Acquiring Fund will assume all liabilities of the Merging Fund.
Accordingly, the following changes apply to the prospectus:
Appendix A: Underlying Mutual Funds is amended to add the following:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
All references in the prospectus to the Merging Fund are deleted and replaced with the Acquiring Fund as of the Effective Date.
PROS-0396
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